UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2010

DYNEX CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-9819	52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(804) 217-5800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 14, 2010, Dynex Capital, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with JMP Securities LLC as the representative of the several underwriters named on Schedule A to the Underwriting Agreement (the “Underwriters”), relating to the issuance and sale of 6,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $10.20 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for 30 days to purchase up to 900,000 additional shares (the “Option Shares”) of Common Stock on the same terms and conditions, which option has been exercised by the Underwriters. The closing of the offering of both the Firm Shares and the Option Shares, which is subject to customary closing conditions, is expected to occur on December 17, 2010. Underwriting discounts and commissions were $0.39 per Firm Share and Option Share, resulting in offering proceeds to the Company of $67,689,000, before expenses.

The Underwriting Agreement contains various representations, warranties and agreements by the Company and JMP Securities LLC, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The shares of Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-149475), which was declared effective by the Securities and Exchange Commission on April 17, 2008.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Troutman Sanders LLP, with respect to the legality of the shares and as Exhibit 8.1 hereto an opinion of Troutman Sanders LLP with respect to certain tax matters.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 14, 2010, by and between Dynex Capital, Inc. and JMP Securities LLC

10.15	Underwriting Agreement, dated December 14, 2010, by and between Dynex Capital, Inc. and JMP Securities LLC (included as Exhibit 1.1)

5.1	Opinion of Troutman Sanders LLP with respect to the legality of the shares

8.1	Opinion of Troutman Sanders LLP with respect to certain tax matters

23.1	Consent of Troutman Sanders LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date: December 17, 2010	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement, dated December 14, 2010, by and between Dynex Capital, Inc. and JMP Securities LLC

10.15	Underwriting Agreement, dated December 14, 2010, by and between Dynex Capital, Inc. and JMP Securities LLC (included as Exhibit 1.1)

5.1	Opinion of Troutman Sanders LLP with respect to the legality of the shares

8.1	Opinion of Troutman Sanders LLP with respect to certain tax matters

23.1	Consent of Troutman Sanders LLP (included in Exhibits 5.1 and 8.1)